TOUCHSTONE VARIABLE SERIES TRUST
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Touchstone Variable Series Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on December 13, 2000, at 10:00, Eastern Time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

               DATE         , 2000


               SIGNATURE(S), (TITLE(S), IF APPLICABLE)
               PLEASE SIGN, DATE, AND RETURN
               PROMPTLY IN THE ENCLOSED ENVELOPE


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 13, 2000

         Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposals.

1.       To elect all Nominees as Trustees of the Trust:

                                    FOR electing all nominees listed
         John F. Barrett           (except as marked to the contrary below)
         J. Leland Brewster II
         William O. Coleman         ___________________________________
         Phillip R. Cox
         H. Jerome Lerner           WITHHOLD authority to vote for all nominees
         Robert H. Leshner          ___________________________________
         Jill T. McGruder
         Oscar P. Robertson
         Nelson Schwab, Jr.
         Robert E. Stautberg


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

______________________________________________________________________

2.
                                                   FOR ______________________

   Ratification  of the  selection  of  Ernst &    AGAINST  _________________
   Young  LLP  as the  independent  accountants
   for the Trust                                   ABSTAIN  _________________
   (a vote "FOR" is a vote for ratification)


PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                [CONTRACT NUMBER]



                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                  THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1


THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                           Dated:  __________________, 2000



                    Please sign exactly as name appears on this card. When the account is in the name of more than one Contract Owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                                                  [signature box]
                                                   Signature(s)


IT IS IMPORTANT THAT YOUR AUTHORIZATION BE RECEIVED NO LATER THAN DECEMBER 11, 2000.

                          [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the Special Meeting of the shareholders of the Touchstone Variable Series Trust (the "Trust") to be held at 10:00 a.m., Eastern Time, on December 13, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE TRUST SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1.       To elect all Nominees as Trustees of the Trust:

         John F. Barrett             FOR electing all nominees listed
         J. Leland Brewster II       (except as marked to the contrary below)
         William O. Coleman
         Phillip R. Cox              ________________________________________
         H. Jerome Lerner
         Robert H. Leshner           WITHHOLD authority to vote for all nominees
         Jill T. McGruder            ________________________________________
         Oscar P. Robertson
         Nelson Schwab, Jr.
         Robert E. Stautberg



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

____________________________________________________________________________

2.
                                                          FOR ________________

    Ratification  of the  selection  of  Ernst &          AGAINST  ___________
    Young  LLP  as the  independent  accountants
    for the Trust                                         ABSTAIN  ___________
    (a vote "FOR" is a vote for ratification)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                [CONTRACT NUMBER]



                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                  THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2


THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                           Dated:  __________________, 2000



                    Please sign exactly as name appears on this card. When the account is in the name of more than one Contract Owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                                             [signature box]
                                              Signature(s)


IT IS IMPORTANT THAT YOUR AUTHORIZATION BE RECEIVED NO LATER THAN DECEMBER 11, 2000.

                          [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the Special Meeting of the shareholders of the Touchstone Variable Series Trust (the "Trust") to be held at 10:00 a.m., Eastern Time, on December 13, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE TRUST SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1.       To elect all Nominees as Trustees of the Trust:

         John F. Barrett           FOR electing all nominees listed
         J. Leland Brewster II     (except as marked to the contrary below)
         William O. Coleman
         Phillip R. Cox            ________________________________________
         H. Jerome Lerner
         Robert H. Leshner         WITHHOLD authority to vote for all nominees
         Jill T. McGruder          ________________________________________
         Oscar P. Robertson
         Nelson Schwab, Jr.
         Robert E. Stautberg



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

___________________________________________________________________________
2.
                                                   FOR ____________________

   Ratification  of the  selection  of  Ernst &    AGAINST  _______________
   Young  LLP  as the  independent  accountants
   for the Trust                                   ABSTAIN  _______________
   (a vote "FOR" is a vote for ratification)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                [CONTRACT NUMBER]



                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                  THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST

               COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1


THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER UNDER A VARIABLE LIFE OR VARIABLE ANNUITY CONTRACT FUNDED BY THE ABOVE-REFERENCED SEPARATE ACCOUNT. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, THE ABOVE-REFERENCED SEPARATE ACCOUNT WILL VOTE THE TRUST SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT OWNERS INVESTING THROUGH THE SEPARATE ACCOUNT.

                                         Dated:  __________________, 2000



                    Please sign exactly as name appears on this card. When the account is in the name of more than one Contract Owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                                         [signature box]
                                          Signature(s)


IT IS IMPORTANT THAT YOUR AUTHORIZATION BE RECEIVED NO LATER THAN DECEMBER 11, 2000.

                          [BACK OF AUTHORIZATION CARD]

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the Special Meeting of the shareholders of the Touchstone Variable Series Trust (the "Trust") to be held at 10:00 a.m., Eastern Time, on December 13, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE TRUST SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the Separate Account how to vote such shares by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1.       To elect all Nominees as Trustees of the Trust:

         John F. Barrett             FOR electing all nominees listed
         J. Leland Brewster II       (except as marked to the contrary below)
         William O. Coleman
         Phillip R. Cox              ___________________________________
         H. Jerome Lerner
         Robert H. Leshner           WITHHOLD authority to vote for all nominees
         Jill T. McGruder            ___________________________________
         Oscar P. Robertson
         Nelson Schwab, Jr.
         Robert E. Stautberg



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

_____________________________________________________________________________

2.
                                                    FOR _____________________

    Ratification  of the  selection  of  Ernst &    AGAINST  ________________
    Young  LLP  as the  independent  accountants
    for the Trust                                   ABSTAIN  ________________
    (a vote "FOR" is a vote for ratification)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.